UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31/2012

Date of reporting period: 10/31/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett Affiliated Fund

For the fiscal year ended October 31, 2012

Lord Abbett Affiliated Fund
Annual Report
For the fiscal year ended October 31, 2012

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Affiliated Fund for the fiscal year ended October 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

          For the fiscal year ended October 31, 2012, the Fund returned 13.78%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,[1] which returned 16.89% over the same period.

          Although the Fund posted a double-digit return, the 12-month period was a challenging and volatile environment for active managers. The market rose during the first five months of the fiscal period, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012 and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year, mainly driven by a continuation of positive housing trends and earnings reports that exceeded the low expectations of investors. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our strategy.

          Stock selection and an overweight position within the energy sector detracted from the Fund’s relative performance. Hess Corp. and Occidental Petroleum, two integrated oil and gas companies, were the largest detractors. Hess Corp. experienced profit declines as oil prices weakened during the period over growing concern of a global economic slowdown. Occidental Petroleum was hurt by lower oil and natural gas pricing during the period. Stock selection within the materials sector affected relative performance. Cliffs Natural Resources, Inc., an international mining and natural resources company, was hurt during the period by the declining iron ore prices and higher labor, mining, and maintenance costs.

          The Fund’s relative performance was aided by stock selection and an overweight in the consumer discretionary sector. Walt Disney Co., a worldwide entertainment company, announced record earnings results in the third quarter as it experienced income growth in each of its divisions. Contributing to the company’s profits were its ESPN networks, which booked strong advertising revenue and fees from cable and satellite companies, and the international success of the May box-office release of The Avengers. Comcast Corp., an international provider of entertainment, information, and communications products and services, was also a strong performer. The company announced strong profit and sales following its takeover of NBC Universal, Inc. and subsequently increased its dividend and launched a share-repurchase program. An underweight of the utilities sector also helped the Fund’s relative performance, as it was one of the weaker performing sectors during the period.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.28%	-4.31%	4.81%	—
Class B4	8.02%	-4.13%	4.88%	—
Class C5	12.04%	-3.79%	4.75%	—
Class F6	14.04%	-2.92%	—	-2.56%
Class I7	14.12%	-2.84%	5.80%	—
Class P7	13.79%	-3.24%	5.34%	—
Class R2[8]	13.43%	-3.42%	—	-3.06%
Class R3[9]	13.54%	-3.32%	—	-2.95%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.
2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.
3 Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.
4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.
5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
7 Performance is at net asset value.
8 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
9 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 through October 31, 2012).

Actual Expenses

          For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/12 — 10/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/12	10/31/12	5/1/12 – 10/31/12
Class A
Actual	$1,000.00	$1,022.10	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.32
Class B
Actual	$1,000.00	$1,019.30	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.57	$7.61
Class C
Actual	$1,000.00	$1,019.60	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.61
Class F
Actual	$1,000.00	$1,024.20	$3.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.09	$3.10
Class I
Actual	$1,000.00	$1,023.80	$2.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.59	$2.59
Class P
Actual	$1,000.00	$1,022.90	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.37
Class R2
Actual	$1,000.00	$1,020.90	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.63
Class R3
Actual	$1,000.00	$1,021.40	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.12	$5.08

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.50% for Classes B and C, 0.61% for Class F, 0.51% for Class I, 0.86% for Class P, 1.11% for Class R2 and 1.00% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
October 31, 2012

Sector*	%**
Consumer Discretionary	9.45%
Consumer Staples	8.54%
Energy	16.31%
Financials	25.56%
Health Care	13.28%
Industrials	7.95%
Information Technology	5.94%
Materials	4.78%
Telecommunication Services	3.95%
Utilities	2.87%
Short-Term Investment	1.37%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments
October 31, 2012

Investments	Shares	Fair Value (000)

LONG-TERM INVESTMENTS 98.88%

COMMON STOCKS 98.79%

Aerospace & Defense 1.66%
Honeywell International, Inc.	666,000	$40,786
Raytheon Co.	471,300	26,657
United Technologies Corp.	524,400	40,987

Total		108,430

Automobiles 1.16%
Ford Motor Co.	6,767,554	75,526

Beverages 1.01%
Coca-Cola Co. (The)	791,900	29,443
PepsiCo, Inc.	523,800	36,268

Total		65,711

Capital Markets 4.53%
Bank of New York Mellon Corp. (The)	297,925	7,362
Goldman Sachs Group, Inc. (The)	1,186,675	145,237
Morgan Stanley	2,785,888	48,419
Oaktree Capital Group LLC#	1,975,000	84,194
State Street Corp.	229,682	10,237

Total		295,449

Chemicals 2.08%
Agrium, Inc. (Canada)(a)	102,100	10,776
Dow Chemical Co. (The)	2,814,759	82,472
Monsanto Co.	388,200	33,412
Mosaic Co. (The)	174,800	9,149

Total		135,809

Commercial Banks 7.34%
BB&T Corp.	399,549	11,567
Comerica, Inc.	475,355	14,170
Fifth Third Bancorp	3,718,170	54,025
PNC Financial Services Group, Inc. (The)	1,226,479	71,369
Regions Financial Corp.	3,497,800	22,806

Investments	Shares	Fair Value (000)

SunTrust Banks, Inc.	2,136,504	$58,113
Wells Fargo & Co.	7,311,053	246,309

Total		478,359

Communications Equipment 1.08%
Cisco Systems, Inc.	4,093,900	70,169

Computers & Peripherals 0.90%
EMC Corp.*	1,478,400	36,102
Hewlett-Packard Co.	1,644,031	22,770

Total		58,872

Consumer Finance 1.82%
Capital One Financial Corp.	1,976,200	118,908

Diversified Financial Services 6.15%
Bank of America Corp.	5,668,670	52,832
Citigroup, Inc.	3,260,660	121,916
JPMorgan Chase & Co.	5,424,142	226,078

Total		400,826

Diversified Telecommunication Services 3.96%
AT&T, Inc.	4,437,549	153,495
CenturyLink, Inc.	1,827,700	70,147
Verizon Communications, Inc.	768,151	34,290

Total		257,932

Electric: Utilities 2.61%
Duke Energy Corp.	1,011,339	66,435
NextEra Energy, Inc.	495,100	34,686
Southern Co. (The)	1,474,400	69,061

Total		170,182

Electronic Equipment, Instruments & Components 1.04%
Arrow Electronics, Inc.*	481,800	16,974
Avnet, Inc.*	812,300	23,273
Corning, Inc.	2,325,900	27,329

Total		67,576

See Notes to Financial Statements.	7

Schedule of Investments (continued)
October 31, 2012

Investments	Shares	Fair Value (000)

Energy Equipment & Services 1.52%
Cameron International Corp.*	172,600	$8,740
Halliburton Co.	1,127,671	36,413
Schlumberger Ltd.	771,098	53,614

Total		98,767

Food & Staples Retailing 1.34%
CVS Caremark Corp.	1,889,700	87,682

Food Products 1.42%
Archer Daniels Midland Co.	1,635,200	43,889
General Mills, Inc.	380,100	15,234
Kraft Foods Group, Inc.*	268,911	12,230
Mondelez International, Inc. Class A	806,734	21,411

Total		92,764

Health Care Equipment & Supplies 1.10%
Baxter International, Inc.	213,300	13,359
Medtronic, Inc.	1,395,900	58,041

Total		71,400

Health Care Providers & Services 2.93%
AmerisourceBergen Corp.	205,800	8,117
CIGNA Corp.	1,094,900	55,840
McKesson Corp.	369,300	34,459
UnitedHealth Group, Inc.	1,486,896	83,266
WellPoint, Inc.	156,700	9,603

Total		191,285

Hotels, Restaurants & Leisure 1.26%
Carnival Corp.	997,007	37,767
Marriott International, Inc. Class A	668,272	24,378
Starwood Hotels & Resorts Worldwide, Inc.	381,000	19,755

Total		81,900

Investments	Shares	Fair Value (000)

Household Products 2.70%
Colgate-Palmolive Co.	702,900	$73,777
Procter & Gamble Co. (The)	1,480,100	102,482

Total		176,259

Industrial Conglomerates 2.36%
General Electric Co.	7,308,600	153,919

Insurance 5.02%
ACE Ltd. (Switzerland)(a)	342,600	26,946
Berkshire Hathaway, Inc. Class B*	467,300	40,351
Chubb Corp. (The)	612,300	47,135
Hartford Financial Services Group, Inc.	1,369,600	29,734
Marsh & McLennan Cos., Inc.	777,000	26,441
MetLife, Inc.	1,151,357	40,862
Prudential Financial, Inc.	1,113,400	63,519
Travelers Cos., Inc. (The)	740,200	52,510

Total		327,498

Life Sciences Tools & Services 0.52%
Thermo Fisher Scientific, Inc.	557,000	34,010

Machinery 1.58%
Caterpillar, Inc.	375,807	31,872
Eaton Corp.	898,460	42,425
Joy Global, Inc.	313,145	19,556
Parker Hannifin Corp.	115,164	9,059

Total		102,912

Media 4.63%
Comcast Corp. Class A	1,934,800	72,574
News Corp. Class A	2,355,400	56,341
Time Warner Cable, Inc.	234,117	23,203
Time Warner, Inc.	1,546,416	67,192
Walt Disney Co. (The)	1,684,100	82,639

Total		301,949

8	See Notes to Financial Statements.

Schedule of Investments (continued)
October 31, 2012

Investments	Shares	Fair Value (000)

Metals & Mining 1.86%
Barrick Gold Corp. (Canada)(a)	494,000	$20,007
Cliffs Natural Resources, Inc.	794,100	28,802
Freeport-McMoRan Copper & Gold, Inc.	1,305,500	50,758
Nucor Corp.	82,920	3,328
United States Steel Corp.	887,500	18,096

Total		120,991

Multi-Line Retail 1.12%
Kohl’s Corp.	511,186	27,236
Target Corp.	721,986	46,027

Total		73,263

Multi-Utilities 0.27%
PG&E Corp.	408,400	17,365

Oil, Gas & Consumable Fuels 14.74%
Anadarko Petroleum Corp.	1,114,600	76,696
Apache Corp.	444,800	36,807
Canadian Natural Resources Ltd. (Canada)(a)	92,100	2,782
Cenovus Energy, Inc. (Canada)(a)	262,500	9,269
Chevron Corp.	1,731,432	190,821
ConocoPhillips	471,700	27,288
Devon Energy Corp.	383,500	22,324
EOG Resources, Inc.	157,502	18,347
Exxon Mobil Corp.	2,842,792	259,177
Hess Corp.	1,254,029	65,536
Kinder Morgan, Inc.	1,100,603	38,202
Occidental Petroleum Corp.	960,284	75,824
Phillips 66	65,550	3,091
Range Resources Corp.	436,339	28,519
Southwestern Energy Co.*	560,500	19,449
Suncor Energy, Inc. (Canada)(a)	1,531,600	51,492
Valero Energy Corp.	1,217,450	35,428

Total		961,052

Investments	Shares	Fair Value (000)

Paper & Forest Products 0.86%
International Paper Co.	1,559,500	$55,877

Pharmaceuticals 8.76%
Bristol-Myers Squibb Co.	1,691,900	56,256
Eli Lilly & Co.	991,200	48,202
Johnson & Johnson	1,772,400	125,521
Merck & Co., Inc.	2,582,700	117,849
Pfizer, Inc.	7,596,000	188,912
Teva Pharmaceutical Industries Ltd. ADR	857,934	34,678

Total		571,418

Real Estate Investment Trusts 0.76%
Host Hotels & Resorts, Inc.	3,419,975	49,453

Road & Rail 2.37%
CSX Corp.	654,500	13,398
Hertz Global Holdings, Inc.*	6,176,992	81,969
Union Pacific Corp.	480,600	59,128

Total		154,495

Semiconductors & Semiconductor Equipment 2.02%
Broadcom Corp. Class A*	992,500	31,298
Intel Corp.	2,119,800	45,841
Micron Technology, Inc.*	2,465,800	13,377
Texas Instruments, Inc.	1,462,400	41,079

Total		131,595

Software 0.92%
Microsoft Corp.	1,101,500	31,431
Oracle Corp.	915,800	28,436

Total		59,867

Specialty Retail 1.31%
Home Depot, Inc. (The)	903,500	55,457
Lowe’s Cos., Inc.	927,300	30,026

Total		85,483

See Notes to Financial Statements.	9

Schedule of Investments (concluded)
October 31, 2012

Investments	Shares	Fair Value (000)

Tobacco 2.08%
Altria Group, Inc.	1,823,649	$57,992
Philip Morris International, Inc.	877,800	77,738

Total		135,730

Total Common Stocks (cost $5,389,690,544)		6,440,683

WARRANT 0.09%

Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.*(b) (cost $2,822,941)	1,587,243	6,111

Total Long-Term Investments (cost $5,392,513,485)		6,446,794

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 1.37%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $86,710,000 of U.S. Treasury Note at 2.125% due 8/15/2021; value: $91,262,275; proceeds: $89,471,810 (cost $89,471,785)	$89,472	$89,472

Total Investments in Securities 100.25% (cost $5,481,985,270)		6,536,266

Liabilities in Excess of Other Assets (0.25)%		(16,587)

Net Assets 100.00%		$6,519,679

ADR	American Depositary Receipt.
#	Common units representing LP interest.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $40.00 and expiration date of 5/25/2017.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2012

ASSETS:
Investments in securities, at cost	$5,481,985,270

Investments in securities, at fair value	$6,536,265,940
Receivables:
Interest and dividends	8,318,319
Capital shares sold	2,752,528
Prepaid expenses and other assets	38,977

Total assets	6,547,375,764

LIABILITIES:
Payables:
Capital shares reacquired	13,539,387
12b-1 distribution fees	5,930,192
Directors’ fees	4,484,760
Management fee	1,772,772
Fund administration	225,641
To affiliates (See Note 3)	42,108
Accrued expenses and other liabilities	1,702,226

Total liabilities	27,697,086

NET ASSETS	$6,519,678,678

COMPOSITION OF NET ASSETS:
Paid-in capital	$7,775,512,444
Undistributed net investment income	14,052,242
Accumulated net realized loss on investments and foreign currency
related transactions	(2,324,166,678)
Net unrealized appreciation on investments	1,054,280,670

Net Assets	$6,519,678,678

See Notes to Financial Statements.	11

Statement of Assets and Liabilities (concluded)
October 31, 2012

Net assets by class:
Class A Shares	$5,420,740,611
Class B Shares	$116,262,316
Class C Shares	$407,620,954
Class F Shares	$92,498,111
Class I Shares	$347,409,872
Class P Shares	$88,144,793
Class R2 Shares	$528,960
Class R3 Shares	$46,473,061
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	458,489,289
Class B Shares (300 million shares of common stock authorized, $.001 par value)	9,798,045
Class C Shares (300 million shares of common stock authorized, $.001 par value)	34,485,368
Class F Shares (300 million shares of common stock authorized, $.001 par value)	7,821,409
Class I Shares (300 million shares of common stock authorized, $.001 par value)	29,289,202
Class P Shares (200 million shares of common stock authorized, $.001 par value)	7,469,931
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	44,818
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	3,933,452
Net asset value, offering and redemption price per share
(Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.82
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 5.75%)	$12.54
Class B Shares-Net asset value	$11.87
Class C Shares-Net asset value	$11.82
Class F Shares-Net asset value	$11.83
Class I Shares-Net asset value	$11.86
Class P Shares-Net asset value	$11.80
Class R2 Shares-Net asset value	$11.80
Class R3 Shares-Net asset value	$11.81

12	See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $419,636)	$165,689,736
Interest	13,463

Total investment income	165,703,199

Expenses:
Management fee	21,376,151
12b-1 distribution plan-Class A	19,334,607
12b-1 distribution plan-Class B	1,437,686
12b-1 distribution plan-Class C	4,322,008
12b-1 distribution plan-Class F	98,621
12b-1 distribution plan-Class P	357,878
12b-1 distribution plan-Class R2	4,281
12b-1 distribution plan-Class R3	216,098
Shareholder servicing	8,700,120
Fund administration	2,723,487
Subsidy (See Note 3)	591,982
Reports to shareholders	478,137
Directors’ fees	246,257
Registration	171,423
Professional	95,181
Custody	91,237
Other	182,401

Gross expenses	60,427,555
Expense reductions (See Note 7)	(4,447)

Net expenses	60,423,108

Net investment income	105,280,091

Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	404,273,556
Net change in unrealized appreciation/depreciation on investments	366,498,474

Net realized and unrealized gain	770,772,030

Net Increase in Net Assets Resulting From Operations	$876,052,121

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$105,280,091	$87,256,411
Net realized gain on investments and foreign currency related transactions	404,273,556	268,342,336
Net change in unrealized appreciation/depreciation on investments	366,498,474	(186,139,326)

Net increase in net assets resulting from operations	876,052,121	169,459,421

Distributions to shareholders from:
Net investment income
Class A	(86,333,499)	(71,557,614)
Class B	(1,160,535)	(807,523)
Class C	(3,849,282)	(2,202,110)
Class F	(1,765,868)	(1,598,689)
Class I	(7,253,734)	(6,252,730)
Class P	(1,548,925)	(1,400,157)
Class R2	(9,827)	(6,043)
Class R3	(634,894)	(377,489)

Total distributions to shareholders	(102,556,564)	(84,202,355)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	266,458,292	482,077,171
Reinvestment of distributions	90,612,549	73,535,918
Cost of shares reacquired	(1,672,257,207)	(2,170,593,706)

Net decrease in net assets resulting from capital share transactions	(1,315,186,366)	(1,614,980,617)

Net decrease in net assets	(541,690,809)	(1,529,723,551)

NET ASSETS:
Beginning of year	$7,061,369,487	$8,591,093,038

End of year	$6,519,678,678	$7,061,369,487

Undistributed net investment income	$14,052,242	$11,327,871

14	See Notes to Financial Statements.

Financial Highlights

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.55	$10.59	$9.61	$9.38	$16.55

Investment operations:
Net investment income(a)	.18	.12	.09	.11	.18
Net realized and unrealized gain (loss)	1.27	(.04)	.97	.23	(5.53)

Total from investment operations	1.45	.08	1.06	.34	(5.35)

Distributions to shareholders from:
Net investment income	(.18)	(.12)	(.08)	(.10)	(.21)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.18)	(.12)	(.08)	(.11)	(1.82)

Net asset value, end of year	$11.82	$10.55	$10.59	$9.61	$9.38

Total Return(b)	13.78%	.73%	11.07%	3.94%	(35.65)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.85%	.84%	.85%	.88%	.82%

Expenses, excluding expense reductions	.85%	.84%	.85%	.88%	.82%

Net investment income	1.58%	1.09%	.83%	1.29%	1.40%

Supplemental Data:

Net assets, end of year (000)	$5,420,741	$5,777,045	$6,993,549	$7,708,503	$9,253,480
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Financial Highlights (continued)

	Class B Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.59	$10.61	$9.63	$9.41	$16.60

Investment operations:
Net investment income(a)	.11	.05	.02	.06	.09
Net realized and unrealized gain (loss)	1.27	(.03)	.98	.23	(5.56)

Total from investment operations	1.38	.02	1.00	.29	(5.47)

Distributions to shareholders from:
Net investment income	(.10)	(.04)	(.02)	(.06)	(.11)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.10)	(.04)	(.02)	(.07)	(1.72)

Net asset value, end of year	$11.87	$10.59	$10.61	$9.63	$9.41

Total Return(b)	13.02%	.18%	10.34%	3.26%	(36.12)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.51%	1.49%	1.50%	1.53%	1.48%

Expenses, excluding expense reductions	1.51%	1.49%	1.50%	1.53%	1.48%

Net investment income	.94%	.43%	.18%	.67%	.74%

Supplemental Data:

Net assets, end of year (000)	$116,262	$174,386	$288,531	$419,831	$611,888
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.55	$10.58	$9.61	$9.39	$16.56

Investment operations:
Net investment income(a)	.11	.05	.02	.05	.09
Net realized and unrealized gain (loss)	1.26	(.03)	.97	.24	(5.54)

Total from investment operations	1.37	.02	.99	.29	(5.45)

Distributions to shareholders from:
Net investment income	(.10)	(.05)	(.02)	(.06)	(.11)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.10)	(.05)	(.02)	(.07)	(1.72)

Net asset value, end of year	$11.82	$10.55	$10.58	$9.61	$9.39

Total Return(b)	13.04%	.14%	10.28%	3.28%	(36.07)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.50%	1.48%	1.50%	1.53%	1.48%

Expenses, excluding expense reductions	1.50%	1.48%	1.50%	1.53%	1.48%

Net investment income	.93%	.44%	.18%	.64%	.74%

Supplemental Data:

Net assets, end of year (000)	$407,621	$467,475	$595,084	$697,681	$870,934
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class F Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.56	$10.59	$9.61	$9.38	$16.56

Investment operations:
Net investment income(a)	.21	.15	.11	.10	.21
Net realized and unrealized gain (loss)	1.26	(.03)	.97	.26	(5.54)

Total from investment operations	1.47	.12	1.08	.36	(5.33)

Distributions to shareholders from:
Net investment income	(.20)	(.15)	(.10)	(.12)	(.24)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.20)	(.15)	(.10)	(.13)	(1.85)

Net asset value, end of year	$11.83	$10.56	$10.59	$9.61	$9.38

Total Return(b)	14.04%	1.08%	11.33%	4.18%	(35.52)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.61%	.59%	.60%	.62%	.59%

Expenses, excluding expense reductions	.61%	.59%	.60%	.62%	.59%

Net investment income	1.82%	1.33%	1.07%	1.14%	1.89%

Supplemental Data:

Net assets, end of year (000)	$92,498	$102,086	$86,360	$64,867	$16,844
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.59	$10.62	$9.64	$9.40	$16.60

Investment operations:
Net investment income(a)	.22	.16	.12	.13	.22
Net realized and unrealized gain (loss)	1.26	(.03)	.97	.24	(5.55)

Total from investment operations	1.48	.13	1.09	.37	(5.33)

Distributions to shareholders from:
Net investment income	(.21)	(.16)	(.11)	(.12)	(.26)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.21)	(.16)	(.11)	(.13)	(1.87)

Net asset value, end of year	$11.86	$10.59	$10.62	$9.64	$9.40

Total Return(b)	14.12%	1.18%	11.40%	4.38%	(35.50)%

Ratios to Average Net Assets:

Expenses, including expense reductions	.51%	.49%	.50%	.53%	.47%

Expenses, excluding expense reductions	.51%	.49%	.50%	.53%	.48%

Net investment income	1.92%	1.42%	1.18%	1.56%	1.75%

Supplemental Data:

Net assets, end of year (000)	$347,410	$385,714	$435,609	$560,500	$504,923
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class P Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.53	$10.57	$9.59	$9.36	$16.52

Investment operations:
Net investment income(a)	.18	.12	.07	.10	.16
Net realized and unrealized gain (loss)	1.26	(.05)	.98	.23	(5.52)

Total from investment operations	1.44	.07	1.05	.33	(5.36)

Distributions to shareholders from:
Net investment income	(.17)	(.11)	(.07)	(.09)	(.19)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.17)	(.11)	(.07)	(.10)	(1.80)

Net asset value, end of year	$11.80	$10.53	$10.57	$9.59	$9.36

Total Return(b)	13.79%	.75%	10.88%	3.85%	(35.73)%

Ratios to Average Net Assets:

Expenses, including expense reductions	.86%	.90%	.95%	.98%	.92%

Expenses, excluding expense reductions	.86%	.90%	.95%	.98%	.93%

Net investment income	1.58%	1.02%	.73%	1.19%	1.30%

Supplemental Data:

Net assets, end of year (000)	$88,145	$113,935	$158,627	$212,223	$267,251
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.54	$10.58	$9.61	$9.38	$16.55

Investment operations:
Net investment income(a)	.15	.09	.06	.07	.14
Net realized and unrealized gain (loss)	1.26	(.03)	.97	.25	(5.53)

Total from investment operations	1.41	.06	1.03	.32	(5.39)

Distributions to shareholders from:
Net investment income	(.15)	(.10)	(.06)	(.08)	(.17)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.15)	(.10)	(.06)	(.09)	(1.78)

Net asset value, end of year	$11.80	$10.54	$10.58	$9.61	$9.38

Total Return(b)	13.43%	.50%	10.78%	3.70%	(35.83)%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.11%	1.09%	1.09%	1.11%	1.07%

Expenses, excluding expense reductions	1.11%	1.09%	1.09%	1.11%	1.07%

Net investment income	1.33%	.83%	.57%	.85%	1.16%

Supplemental Data:

Net assets, end of year (000)	$529	$709	$419	$185	$85
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$10.55	$10.58	$9.61	$9.38	$16.56

Investment operations:
Net investment income(a)	.16	.11	.07	.08	.16
Net realized and unrealized gain (loss)	1.26	(.03)	.97	.25	(5.54)

Total from investment operations	1.42	.08	1.04	.33	(5.38)

Distributions to shareholders from:
Net investment income	(.16)	(.11)	(.07)	(.09)	(.19)
Net realized gain	—	—	—	—	(1.61)
Return of capital	—	—	—	(.01)	—

Total distributions	(.16)	(.11)	(.07)	(.10)	(1.80)

Net asset value, end of year	$11.81	$10.55	$10.58	$9.61	$9.38

Total Return(b)	13.54%	.69%	10.86%	3.80%	(35.79)%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.00%	.98%	1.00%	1.01%	.98%

Expenses, excluding expense reductions	1.00%	.98%	1.00%	1.01%	.98%

Net investment income	1.42%	.94%	.67%	.89%	1.41%

Supplemental Data:

Net assets, end of year (000)	$46,473	$40,021	$32,915	$13,206	$4,275
Portfolio turnover rate	14.26%	16.39%	24.56%	76.89%	105.60%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions,

Notes to Financial Statements (continued)

market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2009 through October 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an

Notes to Financial Statements (continued)

agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks**	$6,440,683	$—	$—	$6,440,683
Warrant	6,111	—	—	6,111
Repurchase Agreement	—	89,472	—	89,472

Total	$6,446,794	$89,472	$—	$6,536,266

*	See Schedule of Investments for fair values in each industry.

**

During the fiscal year ended October 31, 2012, Oaktree Capital Group LLC (“Oaktree”) was listed on the NYSE. As of October 31, 2012, Oaktree was valued based on the official closing price of the NYSE, resulting in a Level 1 input. Accordingly, $88,875,000 was transferred from Level 2 to Level 1 during the fiscal year ended October 31, 2012.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2012, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of October 31, 2012, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, Lord Abbett Growth & Income Strategy and Lord Abbett Global Allocation Fund were 3.22%, .42%, ..26%, .73% and .04% respectively.

12b-1 Distribution Plan
The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25	%(1)	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions
Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2012:

Distributor	Dealers’
Commissions	Concessions

$553,297	$3,032,872

Distributor received CDSCs of $7,184 and $12,787 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2012.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 was as follows:

	Year Ended 10/31/2012	Year Ended 10/31/2011

Distributions paid from:
Ordinary income	$102,556,564	$84,202,355

Total distributions paid	$102,556,564	$84,202,355

As of October 31, 2012, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income—net	$13,868,605

Total undistributed earnings	$13,868,605
Capital loss carryforwards*	(2,290,764,641)
Temporary differences	(4,484,760)
Unrealized gains—net	1,025,547,030

Total accumulated losses—net	$(1,255,833,766)

*	As of October 31, 2012, the Fund had a capital loss carryforward of $2,290,764,641 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

Notes to Financial Statements (continued)

As of October 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$5,510,718,910

Gross unrealized gain	1,233,240,121
Gross unrealized loss	(207,693,091)

Net unrealized security gain	$1,025,547,030

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain securities.

Permanent items identified during the fiscal year ended October 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss

$844	$(844)

The permanent difference is attributable to the tax treatment of foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2012 were as follows:

Purchases	Sales

$954,146,707	$2,171,596,361

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2012.

6.	DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement.

As of October 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	14,764,078	$166,211,012	22,851,079	$260,950,420
Converted from Class B*	3,976,810	44,294,931	5,211,806	59,135,989
Reinvestment of distributions	6,739,486	76,487,923	5,695,655	62,583,889
Shares reacquired	(114,367,132)	(1,279,470,544)	(146,873,977)	(1,661,657,486)

Decrease	(88,886,758)	$(992,476,678)	(113,115,437)	$(1,278,987,188)

Class B Shares

Shares sold	212,389	$2,402,908	300,085	$3,443,169
Reinvestment of distributions	96,707	1,096,742	68,677	743,041
Shares reacquired	(3,019,092)	(34,052,722)	(5,884,070)	(67,099,491)
Converted to Class A*	(3,965,306)	(44,294,931)	(5,201,062)	(59,135,989)

Decrease	(6,675,302)	$(74,848,003)	(10,716,370)	$(122,049,270)

Class C Shares

Shares sold	1,375,792	$15,438,531	2,199,922	$24,999,944
Reinvestment of distributions	238,237	2,702,295	138,569	1,491,725
Shares reacquired	(11,437,042)	(127,610,037)	(14,272,213)	(161,369,906)

Decrease	(9,823,013)	$(109,469,211)	(11,933,722)	$(134,878,237)

Class F Shares

Shares sold	1,990,190	$21,901,972	6,446,477	$71,272,087
Reinvestment of distributions	114,726	1,300,751	98,773	1,088,227
Shares reacquired	(3,953,950)	(44,419,801)	(5,028,519)	(56,462,499)

Increase (decrease)	(1,849,034)	$(21,217,078)	1,516,731	$15,897,815

Class I Shares

Shares sold	3,971,593	$44,167,145	7,616,983	$90,205,795
Reinvestment of distributions	601,912	6,845,813	530,771	5,877,377
Shares reacquired	(11,714,720)	(131,995,037)	(12,724,816)	(152,069,524)

Decrease	(7,141,215)	$(80,982,079)	(4,577,062)	$(55,986,352)

Class P Shares

Shares sold	318,535	$3,542,749	1,128,750	$12,914,896
Reinvestment of distributions	136,287	1,540,238	125,749	1,373,744
Shares reacquired	(3,802,398)	(42,596,135)	(5,451,353)	(61,278,521)

Decrease	(3,347,576)	$(37,513,148)	(4,196,854)	$(46,989,881)

Notes to Financial Statements (concluded)

	Year Ended October 31, 2012		Year Ended October 31, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	14,868	$165,167	33,269	$372,836
Reinvestment of distributions	723	8,155	472	5,126
Shares reacquired	(38,006)	(427,592)	(6,159)	(71,644)

Increase (decrease)	(22,415)	$(254,270)	27,582	$306,318

Class R3 Shares

Shares sold	1,125,017	$12,628,808	1,576,444	$17,918,024
Reinvestment of distributions	55,498	630,632	34,354	372,789
Shares reacquired	(1,040,968)	(11,685,339)	(926,751)	(10,584,635)

Increase	139,547	$1,574,101	684,047	$7,706,178

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2012

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors
The following Directors are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are directors of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series. Ms. Foster also serves as an officer of each of those funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996	Principal Occupation: Formerly was Senior Partner of Lord Abbett (2007 - 2012), Managing Partner (1996 - 2007), and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors
The following Independent Directors also are directors of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited (since 2006), and WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012*

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982**

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010)

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 – 2011), and ViaCell, Inc. (2003 – 2007).

*	Election to the Boards of Directors/Trustees of the Lord Abbett Funds effective December 1, 2012.
**	Retirement from the Boards of Directors/Trustees of the Lord Abbett Funds effective December 31, 2012.

Officers
None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 2012 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Lord Abbett Privacy Policy

Your privacy is important to us. We respect every individual’s right to privacy and security of information that personally identifies you or your account with us. That is why we are committed to our Privacy Policy, which is outlined below.

We safeguard, according to strict standards of security and confidentiality, any nonpublic personal information our customers share with us. We do not sell personal information to anyone.

In order to properly execute your transactions, we may collect personal information, such as your name, address and social security number, from the applications or other forms that you complete, through your use of our Website, and from market research companies. We also may collect information about your transactions with us or others, such as your account balance and investment and transaction history.

We may share nonpublic personal information with companies that provide services to us, such as transfer agents, printers, technology vendors and others, for your benefit and for the administration of our business. We require these companies to protect the confidentiality of your nonpublic personal information and to use it only for the purposes for which we disclosed the information.

We do not otherwise share nonpublic personal information we collect about you or any of our customers with anyone, except as required or permitted by law.

Our Website uses cookies, which are small files placed on a computer’s hard drive that allows our Website to recognize that computer each time someone uses it to visit our Website. The file contains information about preferences for using our Website that have been established by someone using that computer. Cookies may also be used to keep track of certain other information regarding the use of our Website, such as Website traffic data, that we may use to make decisions about ways to improve our Website. The cookies we use do not include any information about your personal identity or your accounts.

We protect the integrity and privacy of your information in a number of ways. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to our customers. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-821-5129. We will be happy to review, correct or update your personal or account information.

Note: If you invest in the Lord Abbett Family of Funds through an account that is controlled by another financial institution, such as a bank or broker-dealer, the other financial institution’s Privacy Policy may apply to you.

This Privacy Notice is being provided on behalf of the following entities:
Lord Abbett Family of Funds
Lord, Abbett & Co. LLC
Lord Abbett Distributor LLC

This page is not part of the Annual Report

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Affiliated Fund, Inc.	LAA-2-1012 (12/12)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2012 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$54,000	$53,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	54,000	53,000

Tax Fees {b}	7,742	7,853
All Other Fees	- 0 -	- 0 -

Total Fees	$61,742	$60,853

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$170,618	$172,220

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2012 and 2011 were:

	Fiscal year ended:
	2012		2011
All Other Fees	$	- 0 -	$	- 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)

Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT AFFILIATED FUND, INC.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: December 19, 2012

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: December 19, 2012

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 19, 2012